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                           FREEWARE AND DEMONSTRATION SO
                          DISTRIBUTION AGREEMENT (FOR ISP)
                                     (LIMITED)

THIS FREEWARE AND DEMONSTRATION SOFTWARE DISTRIBUTION AGREEMENT (this "Agreement") is entered into as of June 19th, 1998 by and between QUALCOMM Incorporated, a Delaware corporation ("QUALCOMM"), with its principal place of business located at 6455 Lusk Boulevard, San Diego, California 92121-2779, and CNM, Inc. ("DISTRIBUTOR"), with regard to the following facts:

WHEREAS, QUALCOMM makes available to the public a freeware version of Eudora Software Products under the name EUDORA LIGHT-Registered Trademark- and a 30-Day Demonstration Copy of Eudora Pro with the understanding that the same are not fully supported by QUALCOMM and subject to the requirement that the same shall not be sold or redistributed on a commercial basis by third parties except as specifically permitted in writing by QUALCOMM; and

WHEREAS, DISTRIBUTOR is engaged in the business described on Exhibit "A" and wishes to obtain the right from QUALCOMM to distribute the current version(s) of Eudora Light and/or the 30-Day Demonstration Copy of Eudora Pro, as listed on Exhibit "A."

NOW, THEREFORE,, in consideration of the promises set forth herein and intending to be legally bound, the parties agree as follows:

1. DEFINITIONS.
1.1 Light Software. As used herein, the term "Light Software" shall mean the current version of the officially released versions of Eudora Light electronic mail software for the Macintosh and Windows platforms. If this Agreement includes the right to perform a Translation (as provided in Section 13 hereof), or if the right to use a translation other than the officially released English language version described above is specified in Exhibit A attached hereto and approved by QUALCOMM, such Translation or other translated version shall be included in the definition of "Light Software" herein.

1.2 30-Day Demonstration Copy of Eudora Pro. As used herein, the term "30-Day Demo" shall mean the current version of the officially released time-expiring versions of Eudora Pro electronic mail software for the Macintosh and Windows platforms.

2. RIGHT TO DISTRIBUTE LIGHT SOFTWARE. QUALCOMM hereby grants to DISTRIBUTOR the nonexclusive right to distribute the Light Software and the related documentation to its customers in the manner described on Exhibit "A," subject to the provisions of this Agreement and during the term hereof. No right to use or distribute any version of Eudora electronic mail software other than as described in Section I hereof or of any other product or publication of QUALCOMM is granted hereby, and DISTRIBUTOR shall not engage in any such use or distribution.

3. RIGHT TO DISTRIBUTE COPIES OF EUDORA DEMONSTRATION PRODUCTS. QUALCOMM hereby grants to DISTRIBUTOR the nonexclusive right to distribute for demonstration and evaluation purposes the 30-Day Demo and the related documentation to its customers in the manner described in Exhibit A' subject to the provisions of this Agreement and the 30-Day Demo user license agreement during the term hereof.

4. TRADEMARK. DISTRIBUTOR shall have the right and obligation to use the trademark ""EUDORA LIGHT-Registered Trademark-" at all times when referring to the Light Software, including but not limited to documentation, packaging, advertising and marketing materials, etc. The trademark ""Eudora"" cannot be used by itself nor can any other prefix or suffix be added to "Eudora" when referring to the Light Software or the 30-Day Demo.

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     (a) DISTRIBUTOR shall indicate in packaging of and promotional materials relating to its products containing the Light Software and/or the 30-Day Demo that the Light Software and/or the 30-Day Demo are included therein by utilizing on such packaging or materials the artwork provided by QUALCOMM (or an acceptable facsimile thereof approved by QUALCOMM in advance) and such packaging and materials shall clearly disclose that the Light Software is not the fully supported commercial version. The following notice must be included on all promotional and packaging materials relating to the Light and/or the 30-Day Demo,;

     Eudora Pro and Eudora Light are registered trademarks of QUALCOMM Incorporated.
     (b) Use of the QUALCOMM logo by DISTRIBUTOR shall be protective of the rights of QUALCOMM and its licensors,,, and shall conform to the usage instructions described below as the same may be updated from time to time by QUALCOMM. DISTRIBUTOR shall provide QUALCOMM samples of each of its packaging and promotional materials utilizing the QUALCOMM trademark, and shall, at the request of QUALCOMM, cease any use of the same which QUALCOMM indicates in writing is violative of the provisions of this Section 4(b).
     USAGE INSTRUCTIONS FOR QUALCOMM LOGO: You may not alter the shape or proportions of the components in any way. An area greater than or equal to the diameter of the "Q" surround the logo on all four sides. This area must be free of any text, wording, slogans, organizational names, or any design element, illustration, background, decoration or graphic treatment. You may not combine other graphic elements with the logo.

     LOCATION: The logo must appear on the outside of packaging; if the product is delivered on CD-ROM, the logo must appear on the outside of the CD jacket or the CD label; if the product is delivered on a floppy disk, the logo must appear on the diskette holder or label; for software, the logo must appear on the splash screen, credits screen, or similar location within the software product itself

     (c) QUALCOMM Incorporated permits use of Eudora Light and the 30-Day Demo screen shots in publications and tutorials for email users. If the screen shots are used in later editions, DISTRIBUTOR shall obtain updated versions of Eudora Light or the 30-Day Demo screens for those editions. DISTRIBUTOR shall indicate QUALCOMM's copyright in any screenshots and include the following notice in the materials:

     Eudora-Registered Trademark-, Eudora Pro-Registered Trademark- and Eudora Light-Registered Trademark- are registered trademarks of QUALCOMM Incorporated.

     (d) QUALCOMM permits DISTRIBUTOR to excerpt the Eudora Light User Manual to prepare tutorials and reference guides for users of Eudora Light Software, or for inclusion in publications. DISTRIBUTOR shall use QUALCOMM's copyright notice with respect to the excerpted portion, (Copyright -C- 1998 QUALCOMM Incorporated. All rights reserved. 6455 Lusk Blvd. San Diego, CA 921 21-2779), and use the Eudora registered trademark and trademark notices as referenced in
Section 4.

5. TITLE TO AND PROTECTION OF THE LIGHT SOFTWARE AND 30-DAY DEMONSTRATION COPY OF EUDORA PRO.

5.1 Title. QUALCOMM (or its licensors)) retains the entire title to the Light Software and the 30-Day Demo and any other information furnished hereunder to DISTRIBUTOR, and all copies of the foregoing.

5.2 Restrictions on Use and Protection of Light Software and 30-Day Demo. No right to modify the Light Software or 30-Day Demo is granted herein, and all copyright notices included in the Light Software and the 30-Day Demo shall be retained therein without alteration. DISTRIBUTOR shall not, and shall not allow any party to, copy, modify, alter, attempt to disassemble, decompile, or otherwise reverse engineer the Light Software or the 30-Day Demo, provided that DISTRIBUTOR may reconfigure the Light Software or the 30-Day Demo for its customers, so long as no use of the source code is required therefor and no modification of the source code results therefrom. When reverse engineered and/or decompiled, the Light Software and 30-Day Demo contains the trade secrets and proprietary and confidential information of QUALCOMM. Notwithstanding the above, if Licensee is located within a jurisdiction which by law prohibits such restrictions on reverse engineering, Licensee agrees that within that jurisdiction it shall not, and shall not allow any party on Licensee's behalf, to attempt to reverse engineer or decompile the Light Software or

30-Day Demo into another computer language, except as expressly and specifically provided by applicable law. Any and all information obtained during such lawful reverse engineering and/or decompiling activities, including but not limited to, the organization, logic, algorithms and processes of the Light Software or 30-Day Demo, shall be deemed to be the confidential and proprietary information of QUALCOMM or its licensors. DISTRIBUTOR may copy the documentation provided with the Light Software, and provide the same to its customers, and may make excerpts thereof for distribution with the Light Software, so long as QUALCOMM's copyright therein is acknowledged, and all proprietary notices included in the original copy thereof are preserved and reproduced in any copy or excerpt.

6. OBLIGATIONS OF DISTRIBUTOR.

6.1 Support. As a condition of the grant of rights set forth herein, DISTRIBUTOR shall provide to each customer with the Light Software a copy of the documentation or other user information which is provided with the Light Software by QUALCOMM, or a document which contains similar information. If inclusion of the complete documentation is not feasible, installation and connection instructions can be included with the Light Software, with directions on where the documentation can be obtained for download by the customer. Within a reasonable time after QUALCOMM makes available to DISTRIBUTOR any updates to the Light Software and documentation, DISTRIBUTOR shall provide copies thereof to each of its customers then using the Light Software, and shall substitute the updated versions for delivery to any future customers. DISTRIBUTOR is responsible for first line support of its customers, provided that no support other than provision of documentation shall be required for distribution of the Light Software solely as a part of a publication. QUALCOMM shall provide technical support for the 30-Day Demo to DISTRIBUTOR and its customers. DISTRIBUTOR shall have no obligation to provide technical support to its customers for the 30-Day Demo.

6.2 Promotion of Fully Supported Version. DISTRIBUTOR agrees to use reasonable efforts and to cooperate with QUALCOMM to promote the fully supported commercial versions of Eudora Pro electronic mail software, other than the 30-Day Demo and to provide the information QUALCOMM includes with the Light Software describing the features of and ordering procedure for the same to its customers. Such efforts may include, without limitation, blind mailings to DISTRIBUTOR's user base, links to QUALCOMM's Web page and other activities agreed upon by the parties.

6.3 Press Releases. DISTRIBUTOR and QUALCOMM shall cooperate in the preparation and publication of press releases relating to the distribution of the Light Software and the 30-Day Demo, provided that no such release shall be published without the prior written approval of QUALCOMM, which shall not unreasonably be withheld or delayed.

6.4 Compliance with Laws; Export Restrictions. DISTRIBUTOR shall comply with all applicable laws and regulations in effect in the country, state or province in which it distributes the Light Software and 30-Day Demo and with the material provisions of all U.S. laws and regulations which apply to the distribution and use of the Light Software and 30-Day Demo, including but not limited to the U.S. Export Administration Regulations ("EAR"), as such laws and regulations may be amended from time to time. As of the date of this revision of this Agreement, the Light Software and 30-Day Demo may not be exported to Cuba, Iran, Iraq, Libya, North Korea, Sudan or Syria.

6.5 Samples to be Provided. DISTRIBUTOR shall provide to QUALCOMM, at no charge, two (2) copies of any publication or product in which the Light Software and/or 30-Day Demo is included, provided that with respect to any hardware items, product information or packaging samples may be substituted.

7. DELIVERY OF LIGHT SOFTWARE AND 30-DAY DEMO OF EUDORA PRO. Upon authorization by QUALCOMM, DISTRIBUTOR will receive notification via email of their approval status and be given a Web URL to download the Eudora Light Distribution material. If specified in Exhibit A, within fifteen (15) days after QUALCOMM's receipt of a copy of this Agreement executed by DISTRIBUTOR, QUALCOMM shall make available to DISTRIBUTOR the Eudora Light Distribution material which includes a master CD-ROM containing the Light Software and 30-Day demo Software, documentation and other information to be distributed pursuant to the terms of this Agreement.
As soon as reasonably practical after the release of new versions of the Light Software and/or 30-Day Demo, QUALCOMM shall notify DISTRIBUTOR electronically ( if electronic mail address is provided to QUALCOMM by DISTRIBUTOR) of how such versions can be obtained. Availability of new versions may be electronic or hard copy, at QUALCOMM's discretion.

8. NO WARRANTY. The Light Software, 30-Day Demo and other materials are delivered "AS IS" and QUALCOMM makes no warranty with respect thereto. QUALCOMM shall not be obligated to support or upgrade the Light Software or 30-Day Demo, and DISTRIBUTOR shall not make or provide any warranties or references to technical support of the Software on behalf of QUALCOMM. DISTRIBUTOR HEREBY EXPRESSLY WAIVES ALL GUARANTEES, WARRANTIES, AND LIABILITIES THEREFOR ON THE PART OF QUALCOMM OR ITS LICENSORS, EXPRESS OR IMPLIED (INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, OR NONINFRINGEMENT), ARISING BY LAW OR OTHERWISE WITH RESPECT TO THE LIGHT SOFTWARE OR 30-DAY DEMO.

9. INDEMNIFICATION. DISTRIBUTOR hereby agrees to indemnify, defend and hold harmless QUALCOMM, its licensors and affiliates, and their directors, officers, employees and agents from any expenses or losses arising from any breach by DISTRIBUTOR of its obligations hereunder and from any claims that any items or services offered or provided by DISTRIBUTOR with the Light Software and 30-Day Demo infringe the copyright, trademark rights or other intellectual property rights of any third party or violates any applicable law or regulation.

10. LIMITATION. IN NO EVENT SHALL QUALCOMM OR ITS LICENSORS BE LIABLE TO DISTRIBUTOR OR ANY THIRD PARTY FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, INCLUDING' BUT NOT LIMITED TO LOSS OF PROFITS, DATA OR USE, WHETHER IN AN ACTION IN CONTRACT OR TORT, EVEN IF QUALCOMM HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

11. TERM; TERMINATION. The term of this Agreement shall commence upon the date set forth above subject to execution by QUALCOMM, and shall continue for a period of one (1) year thereafter, subject to earlier termination by QUALCOMM upon DISTRIBUTOR's breach of any of its obligations hereunder which is not cured within thirty (30) days after written notice of such default. Upon expiration of the initial and each renewal term hereof, the term of this Agreement shall be automatically renewed for an additional period of one (1) year, unless one party delivers written notice to the other at least sixty (60) days prior to the expiration of the then current term, that such party does not wish to renew.

12. MISCELLANEOUS. This Agreement constitutes the entire agreement between the parties, and no modification of this Agreement shall be effective unless in writing and signed by the parties, except that DISTRIBUTOR may assign this Agreement to an entity controlling, controlled by or under common control with it or to any entity that acquires all or substantially all of DISTRIBUTOR's assets, or into which DISTRIBUTOR is merged or otherwise reorganized. Excepting the above, no assignment of this Agreement or delegation of any rights or obligations hereunder may be made by DISTRIBUTOR without the prior written approval of QUALCOMM, which approval may be withheld in QUALCOMM's sole discretion. This Agreement shall be governed by and determined in accordance with the laws of the State of California. In the event that litigation or other proceeding is instituted between the parties in connection with any dispute arising from or related to this Agreement, the judgment or award shall include a reasonable sum to be paid to the prevailing party for and on account of attorneys' fees and costs.

13. TRANSLATION OF LIGHT SOFTWARE. QUALCOMM permits selected distributors to translate the Light Software and related documentation, based on several factors, including the resources and customer base of the distributor and the availability of translated versions in the specified language. If DISTRIBUTOR wishes to translate and localize the Light Software, DISTRIBUTOR shall specify on an attached letter the language, country, and any qualifications relevant to DISTRIBUTOR's ability to translate, maintain and distribute the translated version. Upon review and acceptance thereof, QUALCOMM will grant to DISTRIBUTOR a non-transferable, non-exclusive limited license (without the right to sublicense), subject to the terms and conditions of this Agreement, to use the resource files of the Light Software described in Section I hereof solely for the purpose of translating and localizing such Light Software to create a translation into the language(s) specified on Exhibit A hereof (the "Translation"). No source code shall be provided for this purpose. DISTRIBUTOR shall deliver to QUALCOMM one (I ) copy of the Translation for its inspection and approval. All costs incurred by DISTRIBUTOR in the performance of the Translation shall be paid by DISTRIBUTOR.

13.1 Ownership of Translation. DlSTRIBUTOR and QUALCOMM hereby agree that the Translation is a "work made for hire" within the meaning of 17 United States Code Section 1 01 in that the Translation is a work that has been specially ordered or commissioned for use by QUALCOMM as a translation. All right, title and interest in the Light Software and any trademarks, copyrights, or other intellectual property rights associated therewith shall remain the property of QUALCOMM (or its licensors). DISTRIBUTOR hereby assigns to QUALCOMM all right, title and interest which it may otherwise acquire in and to the Translation, if any, immediately upon origination thereof and, if requested, DISTRIBUTOR shall sign all lawful documents and otherwise perform all acts necessary to enable QUALCOMM and its successors and assigns to obtain and enforce all available legal protections for the Translation in all countries. All inventions embodied in the Translation shall become and remain the sole and exclusive property of QUALCOMM, and DISTRIBUTOR shall be deemed to have assigned and relinquished all right, title and interest therein by virtue of this Section 13.1.

13.2 Transfer of Moral Rights. Without limiting the provisions of Section 13.1 hereof, DISTRIBUTOR hereby irrevocably transfers and assigns to QUALCOMM any and all Moral Rights (as defined below) which DISTRIBUTOR may have in or with respect to the Translation. To the extent DISTRIBUTOR cannot assign such rights, DISTRIBUTOR hereby waives and agrees never to assert such rights against QUALCOMM or any of QUALCOMM's licensees. In addition, DISTRIBUTOR agrees to obtain such assignment, waiver or covenant not to assert such rights from any subsidiary, subcontractor, or employee who creates, either in whole or in part, the Translation. As used herein, "Moral Rights" means any right to (i) divulge the Translation to the public; (ii) retract the Translation from the public;
(ii) claim authorship of the Translation, including any subsequent version thereof; (iv) object to any distortion, mutilation or other modification of the Translation, and (v) any and all similar rights existing under the judicial or statutory law of any country or jurisdiction in the world, or under any treaty, regardless of whether such right is called or generally referred to as a "moral right."

14. ISP PROGRAM GUIDELINES

14.1 Rules and Guidelines for Participating in ISP Program. In order to participate, DISTRIBUTOR agrees to:

     (a) DISTRIBUTOR's physical business address is located in the United States or Canada.

     (b) Provide and maintain dial-in, leased line or wireless Internet connectivity services to residential, business, educational or government organization.

     (c) Distribute Eudora Light by Diskette, ftp, CD-ROM or other means of electronic distribution.

     (d) Display at least one of the following graphics on DISTRIBUTOR's web site, no more than one level deep from main home page:

          (1) "Eudora Light" Banner to link to download location of Eudora Light on DISTRIBUTOR's home page, on the Eudora(R) main web site, or other Eudora Light download location

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          (2) "Eudora Pro Demo" Banner to promote Eudora Pro 30-Day Demo software and link users to download location of Eudora Pro 30-Day Demo on DISTRIBUTOR's home page, on the Eudora main web site, or other Eudora Pro 30-Day Demo download location

          (3) "QUALCOMM" Logo to promote either Eudora Light or 30-Day Demo software and link users to download location of these software programs, or to link users to QUALCOMM's Eudora home page or QUALCOMM's main web page.

     (e) Keep the ISP Program web page password in a safe place and not distribute to third parties, if DISTRIBUTOR is approved for password access.

     (f) Provide an accurate URL which will be hot-linked from the Eudora Email central location directly to DISTRIBUTOR's web site.


IN WITNESS WHEREOF, QUALCOMM and DISTRIBUTOR have caused this Agreement to be duly executed by their duly authorized representatives as of the date first set forth above.


DISTRIBUTOR                             QUALCOMM
CNM, INC.                               QUALCOMM, INCORPORATED

Signed by Chris Fogel                   Signed by Matthew Parks
Software development Manager            Eudora Product Manager
June 19, 1998                           June 25, 1998



                                  EXHIBIT A

DISTRIBUTOR NAME:
     CNM Inc. DOING BUSINESS AS:
     CNM Network

DESIRED PRODUCTS:
     Eudora Light

PLATFORM(S) OF SOFTWARE DESIRED:
     Windows

BRIEF DESCRIPTION OF DISTRIBUTOR'S BUSINESS (e.g. additional services such as web hosting, web design, VAR, consulting, etc.):

DESCRIPTION OF PLANNED DISTRIBUTION OF EUDORA LIGHT (i.e., media type, region or market, bundle components, etc.): CD platform for inclusion in paper media advertisements, which include business, ADVO, etc.

DESCRIPTION OF PLANNED DISTRIBUTION FOR 30-DAY DEMONSTRATION COPIES OF EUDORA PRO (i.e., media type, region or market, bundle components, etc.): ADVO campaign (junk mail), Business locations, etc.

TOTAL NUMBERS OF  PLANNED DISTRIBUTION:
     Possible inclusion with ADVO campaign which would make the distribution over 1.2 million.

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CONTACT INFORMATION:
     Name: Chris Fogel
     Title: Software Development Manager
     Street Address: 1900 Los Angeles
     Street Address: 2nd Floor
     City: Simi Valley
     State/Province: CA
     Zip: 93065 Country: US
     E-mail Address: fogel@cnminc.com
     Phone: 805.520.7170
     Fax: 805.520 7211
     Web Page URL(s): http:/lwww.cnmnetwork.com
     Disbursement of Distribution Kit: Do not send me the Distribution Kit

WEB-LISTING INFORMATION:
     Address 1: 1900 Los Angeles
     Address 2: 2nd Floor
     City: Simi Valley
     State/Province: CA
     Zip: 93065
     Country: US
     Email: fogel@cnminc.com
     Phone: 805.520.7170

Note: The rights granted in this Agreement apply only to the Light Software and 30-Day Demo version(s) and types of distribution indicated above. Any changes in this information should be directed to QUALCOMM (eudora-isps@qualcomm.com) for determination of whether a contract modification is necessary. For information regarding distribution of Eudora Light and/or the 30-Day Demo where an amount in excess of cost is charged to the end user, please contact eudora-isps@qualcomm. com.